Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events
Note 6 – Subsequent Event

A.
On August 7, 2013, the Board of Directors declared a cash dividend in the amount of $0.10 per ordinary share, and in the aggregate amount of approximately $1.7 million. The dividend will be payable on September 11, 2013 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on August 21, 2013.

B.
In July 2013, after the end of the reporting period, the Israeli parliament approved the Economic Arrangement Law, so that corporate tax rate will increase to 26.5% commencing January 1, 2014. Therefore, the change in the tax rate, that was approved in the aforesaid parliament decision, does not have an effect on the measurement of deferred tax assets and deferred tax liabilities in the financial statements as at June 30, 2013, since their legislation had not yet been substantively enacted as at that date.

If the legislation of the new tax rate had been substantively enacted by June 30, 2013, the effect of the change on the financial statements as at June 30, 2013, would have been reflected in a one-time deferred tax expense in the amount of approximately $60 as a result of an increase in deferred tax liability.